SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 29, 2016, among MERITAGE HOMES CORPORATION, a Maryland corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and as Swingline Lender and as Issuing Lender and the Lenders party hereto.

RECITALS:

A.The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of June 13, 2014, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2015 (as the same may be further amended, modified and supplemented and in effect from time to time, the “Credit Agreement”; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement).

B.The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.    Amendment of Credit Agreement.    Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

(a)The following defined terms are hereby added to Section 1.1 of the Credit Agreement as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Class”: when used in reference to any Revolving Loan, refers to whether such Revolving Loan is a Class A Revolving Loan or Class B Revolving Loan; when used in reference to any Commitment, refers to whether such Commitment la-1319610

is a Class A Commitment or Class B Commitment; and, when used in reference to any Lender, refers to whether such Lender is a Class A Lender or a Class B Lender.

“Class A Available Commitment”: as to any Class A Lender at any time, an amount equal to the excess, if any, of (a) such Class A Lender’s Commitment then in effect over (b) such Class A Lender’s Percentage Interest of the Outstanding Amount.

“Class A Commitment”: as to any Class A Lender, the obligation of such Class A Lender, if any, to make Class A Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Commitment” opposite such Class A Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Class A Commitments is $440,000,000.

“Class A Commitment Period”: the period from and including the Closing Date to the Class A Termination Date.

“Class A Lender”: any Lender that holds a Class A Commitment.

“Class A Revolving Loan”: each Revolving Loan made by a Class A Lender.

“Class A Termination Date”:     July 9, 2020, subject, however, to earlier termination of the Total Commitment pursuant of the terms of this Agreement.

“Class B Available Commitment”: as to any Class B Lender at any time, an amount equal to the excess, if any, of (a) such Class B Lender’s Commitment then in effect over (b) such Class B Lender’s Percentage Interest of the Outstanding Amount.

“Class B Commitment”: as to any Class B Lender, the obligation of such Class B Lender, if any, to make Class B Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Commitment” opposite such Class B Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Class B Commitments is $60,000,000.

“Class B Commitment Period”: the period from and including the Closing Date to the Class B Termination Date.

la-1319610

“Class B Lender”: any Lender that holds a Class B Commitment.

“Class B Revolving Loan”: each Revolving Loan made by a Class B Lender.

“Class B Termination Date”:     July 9, 2019, subject, however, to earlier termination of the Total Commitment pursuant of the terms of this Agreement.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Banking Day, for the immediately preceding Banking Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight la-1319610

bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Available Commitment”: as to any Class A Lender, such Lender’s Class A Available Commitment and, as to any Class B Lender, such Lender’s Class B Available Commitment.

“Commitment”: with respect to each Class A Lender, such Class A Lender’s Class A Commitment and with respect to each Class B Lender, such Class B Lender’s Class B Commitment. The original amount of the Total Commitment is $500,000,000.

“Commitment Period”: as the context may require, the Class A Commitment Period or the Class B Commitment Period.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate.

“Interest Period”: as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one week, or one, two, three or six months thereafter (or, such other period as may be agreed to by all Lenders), as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one week, or one, two, three or six months thereafter (or, such other period as may be agreed to by all Lenders), as selected by the Borrower by irrevocable notice to the Administrative Agent not later than 11:00 A.M., New York City time, on the date that is two (2) Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

la-1319610

(i)if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(ii)the Borrower may not select an Interest Period that would extend beyond the Class A Termination Date with respect to Class A Revolving Loans or the Class B Termination Date with respect to Class B Revolving Loans; and

(iii)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

“Loan Documents”:    this Agreement, the Guarantee Agreement, the Notes, applications in connection with the issuance of Letters of Credit and any amendment, waiver, supplement or other modification to any of the foregoing.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Sudan, Syria and Crimea)

“Termination Date”: the Class A Termination Date or, where expressly provided herein or where the context otherwise requires, the Class B Termination Date.

(c)The definition of “ABR” in Section 1.1 of the Credit Agreement is hereby amended to replace the references therein to “Federal Funds Effective Rate” with a reference to “NYFRB Rate”.

(d)The definition of “Defaulting Lender” in Section 1.1 of the Credit Agreement is hereby amended by deleting the “or” before clause (d), and by adding a comma and the following clause at the end of such definition:

or (e) has become the subject of a Bail-In Action.

(e)Section2.1(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b) Borrower shall repay (i) all outstanding Class A Revolving Loans on the Class A Termination Date and (ii) all outstanding Class B Revolving Loans on the Class B Termination Date. Additionally, on the Class B Termination Date, if, after all outstanding Class B Revolving Loans have been repaid, the outstanding Class A la-1319610

Revolving Loans, when added to the sum of (A) the L/C Obligations then-outstanding and (B) the aggregate principal amount of the Swingline Loans then-outstanding, exceeds the aggregate amount of the Class A Commitments, the Borrower shall repay such portion of the outstanding Class A Revolving Loans as is sufficient to reduce the outstanding principal amount of the Class A Revolving Loans to an amount, when added to the sum of (A) the L/C Obligations then-outstanding and (B) the aggregate principal amount of the Swingline Loans then-outstanding, equal to the aggregate amount of all Class A Commitments.

(f)A new subsection (c) is hereby added to Section 2.1 of the Credit Agreement to read as follows:

(c)Provided that Borrower has made the payments required pursuant to Section 2.1(b), if any, on the Class B Termination Date:

(i)the Commitments of all Class B Lender shall terminate, the Commitments of all Class A Lenders shall continue on the terms herein set forth and the Total Commitments shall be reduced to an amount equal to the sum of the Class A Commitments;

(ii)the Percentage Interest of each Class A Lender shall be adjusted to reflect the termination of the Commitments of the Class B Lender;

(iii)subject to clause (ii) above, all Class A Revolving Loans shall be continued outstanding as Class A Revolving Loans held by the Class A Lenders ratably in accordance with their respective Percentage Interest (after giving effect to the adjustment described in clause (ii) above);

(iv)all outstanding Letters of Credit shall continue and be allocated among the Class A Lenders in accordance with each Class A Lender’s Percentage Interest (after giving effect to the adjustment described in clause (ii) above);

(v)each Class A Lender shall continue to have an obligation to make Revolving Loans pursuant to Section 2.4(b) and to purchase participation interests in outstanding Swingline Loans pursuant to Section 2.4(c), which shall be Class A Revolving Loans held by the Class A Lenders ratably in accordance with their respective Percentage Interests (after giving effect to the adjustment described in clause (ii) above); and

(vi)after giving effect to all of the foregoing, any unused Commitments shall continue as Class A Commitments.

(g)Section 2.3(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

la-1319610

(b) The Borrower shall repay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Class A Termination Date, the tenth (10th) Business Day after such Swingline Loan is made, or the date that the next Revolving Loan is borrowed.

(h)A new subsection (c) is hereby added to Section 2.3 of the Credit Agreement to read as follows:

(c)Any Swingline Lender may be replaced by another Lender upon the written agreement of Borrower, Administrative Agent, the Swingline Lender being replaced and such new Swingline Lender.

(i)Section 2.8 of the Credit Agreement is hereby amended by adding the following at the end of the second sentence of the second paragraph of such Section:

, and in each case, shall be made pro rata between the Class A Revolving Loans and the Class B Revolving Loans based on each Lender’s Percentage Interest.

(j)Section 2.21 of the Credit Agreement is hereby amended by inserting the following sentence immediately following the second sentence of such Section:

Any increase in the Total Commitments shall be a Class A Commitment.

(k)A new subsection (c) is hereby added to Section 3.1 of the Credit Agreement to read as follows:

(c)     Any Issuing Lender may be replaced by another Lender upon the written agreement of Borrower, Administrative Agent, the Issuing Lender being replaced and such new Issuing Lender.

(l)A new subsection (d) is hereby added to Section 3.4 of the Credit Agreement to read as follows:

(d)Provided that Borrower has made the payments required pursuant to Section 2.1(b), on the Class B Termination Date, all outstanding Letters of Credit shall continue and be allocated among the Class A Lenders in accordance with each Class A Lender’s Percentage Interest (after giving effect to the adjustment in such Percentage Interest described in Section 2.1(c)(ii)).

(m)Section 10.1 of the Credit Agreement is hereby amended by adding a semicolon and the following clause at the end of the second sentence of such Section:

la-1319610

provided, further, that if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement.

(n)A new Section 10.18 is hereby added to the Credit Agreement to read as follows:

10.18        Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion powers of any EEA Resolution Authority.

la-1319610

(o)    Schedule 1.1A of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1A attached hereto.

Section 2.    Class Conversion Option. Notwithstanding anything to the contrary contained in the Credit Agreement (as amended by this Amendment), any Assignee of any Class B Lender’s rights and obligations under the Credit Agreement (including all or a portion of its Commitments and the Loans and Obligations at the time owing to it), pursuant to an assignment in accordance with Section 10.6 of the Credit Agreement, may elect, upon prior written notice to the Administrative Agent not later than two (2) Business Days following the effective date of such assignment, to become a Class A Lender and to convert its Class B Commitment and Class B Revolving Loans into a Class A Commitment and Class A Revolving Loans, respectively. Upon such election, the total Class B Commitments shall be adjusted to reduce the amount thereof by the amount of Class B Commitment converted into a Class A Commitment under this Section, and the total Class A Commitments shall be adjusted to increase the amount thereof in an amount equal to the amount by which the total Class B Commitments are reduced.

Section 3.    Effective Date. Subject to the satisfaction of the conditions set forth in Section 5 hereof, this Amendment shall be effective as of the date of this Amendment (the “Effective Date”).

Section 4.    Representations.    The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)Each of the representations and warranties contained in the Credit Agreement, as amended by this Amendment, or any of the other Loan Documents, is true and correct in all material respects on and as of the date hereof except if any such representation or warranty was made as of a specific date, then the same shall have been true and correct in all material respects as of such specific date;
(b)As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;

(c)Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Amendment; the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action on the part of Borrower; and this Amendment has been duly and validly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)This Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been la-1319610

obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation, the certificate of incorporation or by-laws of Borrower, or any order of any governmental authority and (iii) will not violate or result in a default under any Contractual Obligation of Borrower;

(e)Neither the Borrower nor any Guarantor is an EEA Financial Institution.

Section 5.    Conditions to the Effectiveness of this Amendment.    It shall be a condition precedent to the effectiveness of this Amendment that each of the following conditions are satisfied:

(a)the parties hereto shall have executed and delivered counterparts of this Amendment to the Administrative Agent;

(b)each Guarantor shall have executed and delivered a Reaffirmation of Amended and Restated Guarantee Agreement, in the form of the Reaffirmation of Guarantee Agreement attached hereto as Exhibit A;

(c)to the extent changed since July 9, 2015, Borrower shall have delivered to the Administrative Agent updated corporate formation and organizational documents of Borrower and Guarantors (certified by Borrower, Guarantors or public officials, as appropriate), including resolutions and incumbency certificates;

(d)Administrative Agent shall have received such opinions with respect to Borrower as Administrative Agent may require concerning the due authorization, execution, delivery and enforceability of this Amendment;

(e)no Default or Event of Default shall exist as of the Effective Date;

(f)Borrower shall have delivered to the Administrative Agent a duly executed Compliance Certificate and a Borrowing Base Certificate, each for the period ending March 31, 2016;

(g)Borrower shall have delivered to Administrative Agent a copy of the filed Form 10-Q for Borrower and its Subsidiaries for the fiscal quarter ended March 31, 2016;

(h)Borrower shall have delivered to Administrative Agent such other agreements, instruments and documents as Administrative Agent, its counsel or any Lender shall reasonably request;

(i)Borrower shall have paid to the Administrative Agent and the Lenders all fees required to be paid in connection with this Amendment;

(j)Borrower shall have paid to the Administrative Agent all of the la-1319610

Administrative Agent’s reasonable out of pocket costs and expenses, including legal fees, incurred in connection with this Amendment.

Section 6.    Reaffirmation and Ratification.    Borrower hereby: (a) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents and agrees to continue to be bound thereby and perform thereunder; (b) agrees and acknowledges that all such Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been modified; and (c) acknowledges and agrees that to its knowledge it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents.

Section 7.    Miscellaneous.

(a)GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)Amendments, Etc. The terms of this Amendment may be waived, modified and amended only by an instrument in writing duly executed by Borrower and the Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement). Any such waiver, modification or amendment shall be binding upon Borrower, the Administrative Agent and each Lender (including the Swingline Lender and each Issuing Lender).

(c)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Administrative Agent and the Lenders (including the Swingline Lender and each Issuing Lender).

(d)Captions. The captions and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(e)Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(f)Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature pages follow.]

la-1319610

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

MERITAGE HOMES CORPORATION, as Borrower

By:	/s/ Hilla Sferruzza

Name:	Hilla Sferruzza

Title:	Executive Vice President, CFO

[Signatures continue on the next page.]

la-1319610

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender, Swingline Lender and as a Class A Lender
By:         /s/ Chiara Carter
Name:     Chiara Carter

Title:	Executive Director

[Signatures continue on the next page.]

la-1319610

CITIBANK, N.A., as a Class A Lender
By:         /s/ Michael Vondriska
Name:     Michael Vondriska

Title:	Vice President

[Signatures continue on the next page.]

la-1319610

DEUTSCHE BANK AG NEW YORK BRANCH, as a Class B Lender
By:         /s/ Peter Cucchiara
Name:     Peter Cucchiara

Title:	Vice President

By:         /s/ Michael Shannon
Name:     Michael Shannon

Title:	Vice President

[Signatures continue on the next page.]

la-1319610

BANK OF AMERICA, N.A., as a Class A Lender and an Issuing Lender
By:         /s/ Thomas W. Nowak
Name:     Thomas W. Nowak

Title:	Vice President

la-1319610

REGIONS BANK, as a Class A Lender and an Issuing Lender
By:         /s/ Randall S. Reid
Name:     Randall S. Reid

Title:	Senior Vice President

[Signatures continue on the next page.]

la-1319610

U.S. BANK NATIONAL ASSOCIATION, as a Class A Lender and an Issuing Lender
By:         /s/ Adrian Montero
Name:     Adrian Montero

Title:	Senior Vice President

[Signatures continue on the next page.]

la-1319610

ROYAL BANK OF CANADA, as a Class A Lender
By:         /s/ Sheena Lee
Name:     Sheena Lee

Title:	Authorized Signatory

[Signatures continue on the next page.]

la-1319610

PNC BANK, NATIONAL ASSOCIATION, as a Class A Lender
By:         /s/ J. Richard Litton
Name:     J. Richard Litton

Title:	Senior Vice President

[Signatures continue on the next page.]

la-1319610

ZB, N.A. dba National Bank Of Arizona, a national banking association, as a Class A Lender
By:         /s/ Eric Damko
Name:     Eric Damko

Title:	Vice President

[Signatures continue on the next page.]

la-1319610

TEXAS CAPITAL BANK, N.A., as a Class A Lender
By:         /s/ Billy Brannon
Name:     Billy Brannon

Title:	Assistant Vice President

[Signatures continue on the next page.]

la-1319610

COMERICA BANK, as a Class A Lender
By:         /s/ Casey L. Stevenson
Name:     Casey L. Stevenson

Title:	Vice President

la-1319610

EXHIBIT A
REAFFIRMATION OF AMENDED AND RESTATED GUARANTEE AGREEMENT
As consideration for the agreements and covenants contained in the within Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned (“Guarantor”), as a guarantor under that certain Amended and Restated Guarantee Agreement, dated as of June 13, 2014, as reaffirmed by that certain Reaffirmation of Amended and Restated Guarantee Agreement dated as of July 9, 2015 (together, the “Guarantee Agreement”), delivered to the Administrative Agent in connection with the extension of credit made by the Lenders pursuant to the Credit Agreement referred to above, hereby acknowledges, covenants and agrees as follows:
1.By the execution hereof, such Guarantor hereby consents to the within Amendment and all the modifications to the Loan Documents contemplated in connection therewith.
2.References to the Guarantee Agreement in any or all of the Loan Documents shall be deemed to include references to the Guarantee Agreement as reaffirmed and ratified by this Reaffirmation of Guarantee Agreement.
3.Such Guarantor reaffirms that the Guarantee Agreement remains unchanged and in full force and effect.
4.Such Guarantor reaffirms all of its respective obligations contained in the Guarantee Agreement, which shall remain in full force and effect for all the obligations of such Guarantor now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the Guarantee Agreement and acknowledges, agrees, represents and warrants that no agreements exist with respect to the Guarantee Agreement or with respect to the obligations of the Guarantor thereunder except those specifically set forth in this Reaffirmation of Guarantee Agreement.
5.As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated thereby, each of the representations and warranties of such Guarantor contained in the Guarantee Agreement, as amended by this Amendment, is true and correct in all material respects.
6.Such Guarantor acknowledges and agrees that it has entered into and delivered this Reaffirmation of Guarantee Agreement of Guarantor’s own free will, voluntarily and without coercion or duress of any kind, and has been represented in connection herewith by counsel of its choice and is fully aware of the terms contained in this Reaffirmation of Guarantee Agreement.
7.Such Guarantor represents and warrants that it is not an EEA Financial Institution.
[Signature page follows.]

la-1319610

IN WITNESS WHEREOF, each Guarantor has caused this Reaffirmation of Amended and Restated Guarantee to be duly executed and delivered as of this June 29, 2016.

GUARANTORS:

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc.
Its:	Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc.
Its:	Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF ARIZONA, INC.

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES CONSTRUCTION, INC.

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

Signature Page to Reaffirmation
la-1319610

MERITAGE HOMES OF TEXAS HOLDING, INC.

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF CALIFORNIA, INC.

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF TEXAS JOINT VENTURE
HOLDING COMPANY, LLC

By:	Meritage Homes of Texas, LLC
Its:	Sole Member

By:	Meritage Homes of Texas Holding, Inc.
Its:	Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOLDINGS, L.L.C

By:	Meritage Homes of Texas Holding, Inc.
Its:	Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

Signature Page to Reaffirmation
la-1319610

MERITAGE HOMES OF NEVADA, INC.

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH-CAVALIER, LLC

By:	Meritage Homes Construction, Inc.
Its:	Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH GOLF, LLC

By:	Meritage Homes Construction, Inc.
Its:	Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF COLORADO, INC.

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

Signature Page to Reaffirmation
la-1319610

MERITAGE HOMES OF FLORIDA, INC.

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

CALIFORNIA URBAN HOMES, LLC

By:	Meritage Homes of California, Inc.
Its:	Sole Member and Manager

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF TEXAS, LLC

By:	Meritage Homes of Texas Holding, Inc.
Its:	Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OPERATING COMPANY, LLC

By:	Meritage Holdings, L.L.C.
Its:	Manager

By:	Meritage Homes of Texas Holding, Inc.
Its:	Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

Signature Page to Reaffirmation
la-1319610

WW PROJECT SELLER, LLC

By:	Meritage Paseo Crossing, LLC
Its:	Sole Member

By:	Meritage Homes of Arizona, Inc.
Its:	Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF THE CAROLINAS, INC.

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

CAREFREE TITLE AGENCY, INC.

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

M&M FORT MYERS HOLDINGS, LLC

By:	Meritage Paseo Crossing, LLC
Its:	Sole Member and Manager

By:	Meritage Homes of Arizona, Inc.
Its:	Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

Signature Page to Reaffirmation
la-1319610

MERITAGE HOMES OF FLORIDA REALTY LLC

By:	Meritage Homes of Florida, Inc.
Its:	Manager and Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF TENNESSEE, INC.

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF SOUTH CAROLINA, INC.

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH REALTY LLC

By:	Meritage Paseo Crossing, LLC
Its:	Sole Member and Manager

By:	Meritage Homes of Arizona, Inc.
Its:	Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

Signature Page to Reaffirmation
la-1319610

MERITAGE HOMES OF GEORGIA, INC.

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH GA REALTY LLC

By:	Meritage Homes of Georgia, Inc.
Its:	Manager and Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH SC REALTY LLC

By:	Meritage Homes of South Carolina, Inc.
Its:	Manager and Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH SHELF CO., INC.

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary
[Signatures continue on the next page.]

Signature Page to Reaffirmation
la-1319610

MLC HOLDINGS, INC., dba MLC LAND
HOLDINGS, INC.

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF GEORGIA REALTY,
LLC

By:	Meritage Homes of Georgia, Inc.
Its:	Manager and Sole Member

By:	Name:	Hilla Sferruzza
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

Signature Page to Reaffirmation
la-1319610

Amended Schedule 1.1A

Commitments

Lender	Class A or Class B	Commitment
JPMorgan Chase Bank, N.A.	Class A Lender	$60,000,000
Citibank, N.A.	Class A Lender	$60,000,000
Bank of America, N.A.	Class A Lender	$60,000,000
Deutsche Bank AG New York Branch	Class B Lender	$60,000,000
Royal Bank of Canada	Class A Lender	$60,000,000
PNC Bank, National Association	Class A Lender	$60,000,000
Regions Bank	Class A Lender	$30,000,000
U.S. Bank National Association	Class A Lender	$45,000,000
National Bank of Arizona, a national banking association	Class A Lender	$20,000,000
Comerica Bank	Class A Lender	$20,000,000
Texas Capital Bank, N.A.	Class A Lender	$25,000,000
Total Commitments		$500,000,000

la-1319610